                                                                 Exhibit 10.31.9

                             AMENDMENT NUMBER TWELVE
                                     to the
             Amended and Restated Master Loan and Security Agreement
                           Dated as of March 27, 2000
                                      among
                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
                          HANOVER CAPITAL PARTNERS LTD.
                                       and
                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

          This AMENDMENT NUMBER TWELVE is made this 31st day of January, 2006, among HANOVER CAPITAL MORTGAGE HOLDINGS, INC. and HANOVER CAPITAL PARTNERS LTD. each having an address at 200 Metroplex Drive, Suite 100, Edison, New Jersey 08817 (each, a "Borrower" and collectively, "the Borrowers") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Lender"), to the Amended and Restated Master Loan and Security Agreement, dated as of March 27, 2000, by and between the Borrowers and the Lender, as amended (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

                                    RECITALS

          WHEREAS, the Borrowers have requested and the Lender has agreed to amend the Agreement to remove Hanover Capital Partners Ltd. as a Borrower;

          WHEREAS, the Borrowers and the Lender have agreed to amend the Agreement as set forth herein.

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     SECTION 1. Effective as of January 31, 2006, the first paragraph of the Agreement is hereby amended to read in its entirety as follows:

          AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT, dated as of March 27, 2000, between HANOVER CAPITAL MORTGAGE HOLDINGS, INC. ("Hanover Capital Holdings"), a Maryland corporation, (the "Borrower"), and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation (the "Lender").

     SECTION 2. Effective as of January 31, 2006, the first paragraph of Exhibit D-1, Exhibit D-2, Exhibit D-3 and Exhibit D-4 is hereby amended to read in its entirety as follows:

          Reference is made to the Amended and Restated Master Loan and Security Agreement, dated as of March 27, 2000 (the "Loan Agreement";

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                                       -2-


     capitalized terms used but not otherwise defined herein shall have the meaning given them in the Loan Agreement), between Hanover Capital Mortgage Holdings, Inc. (the "Borrower") and Greenwich Capital Financial Products, Inc. (the "Lender").

     SECTION 3. Effective as of January 31, 2006, the word "Borrowers" shall be replaced by the word, "Borrower" throughout the Agreement.

     SECTION 4. No Breach. The merger of Hanover Capital Partners, Ltd. and Hanover Capital Partners 2, Inc. with and into Hanover Trade, Inc. as a result of which Hanover Trade, Inc. is the surviving entity with the corporate name "Hanover Capital Partners 2, Ltd." will not constitute a Change of Control as defined by the Agreement, a breach of the representations and warranties of any Borrower under Section 6 of the Agreement, or a breach of the covenants of any Borrower under Section 7 of the Agreement. The parties hereto acknowledge and agree that subject to the provisions of this Amendment Number Twelve, the provisions of the Agreement remain in full force and effect and that the execution of this Amendment Number Twelve does not operate as a waiver by the Lender of any of its rights, powers or privileges under either the Agreement or under any of the Loan Documents.

     SECTION 5. Effectiveness. This Amendment Number Twelve shall be effective upon the Lender's receipt of a new Note, executed by Hanover Capital Mortgage Holdings, Inc. in the form attached hereto as Exhibit A, to replace the existing Note by Hanover Capital Mortgage Holdings, Inc. and Hanover Capital Partners Ltd.

     SECTION 6. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

     SECTION 7. Fees and Expenses. The Borrower agrees to pay to the Lender all fees and out of pocket expenses incurred by the Lender in connection with this Amendment Number Twelve (including all reasonable fees and out of pocket costs and expenses of the Lender's legal counsel incurred in connection with this Amendment Number Twelve), in accordance with Section 11.03 of the Agreement

     SECTION 8. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Twelve need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

     SECTION 9. Representations. The Borrowers hereby represents to the Lender that as of the date hereof, the Borrowers are in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

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                                       -3-


     SECTION 10. Governing Law. This Amendment Number Twelve shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

     SECTION 9. Counterparts. This Amendment Number Twelve may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

          IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment Number Twelve to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                        HANOVER CAPITAL MORTGAGE
                                        HOLDINGS, INC.
                                        (Borrower)


                                        By: /s/ Irma N Tavares
                                            ------------------------------------
                                        Name: Irma N Tavares
                                        Title: COO


                                        HANOVER CAPITAL PARTNERS LTD.
                                        (Borrower)


                                        By: /s/ Joyce Mizerak
                                            ------------------------------------
                                        Name: Joyce Mizerak
                                        Title: President


                                        GREENWICH CAPITAL FINANCIAL
                                        PRODUCTS, INC.
                                        (Lender)


                                        By: /s/ Anthony Palmisano
                                            ------------------------------------
                                        Name: Anthony Palmisano
                                        Title: Managing Director

                                    EXHIBIT A

                            [FORM OF PROMISSORY NOTE]

$20,000,000                                               Dated January 31, 2006
                                                          New York, New York

          FOR VALUE RECEIVED, HANOVER CAPITAL MORTGAGE HOLDINGS, INC., a Maryland corporation (the "Borrower"), hereby promises to pay to the order of GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. a Delaware corporation (the "Lender"), at the principal office of the Lender at 600 Steamboat Road, Greenwich, Connecticut 06830, in lawful money of the United States, and in immediately available funds, the principal sum of TWENTY MILLION DOLLARS ($20,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Advances made by the Lender to the Borrower under the Loan Agreement as defined below), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Advance, at such office, in like money and funds, for the period commencing on the date of such Advance until such Advance shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

          The date, amount and interest rate of each Advance made by the Lender to the Borrower, and each payment made on account of the principal and interest thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Loan Agreement or hereunder in respect of the Advances made by the Lender.

* This Note is the Note referred to in the Amended and Restated Master Loan and Security Agreement dated as of March 27, 2000 (as amended, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement") between the Borrower and the Lender, and evidences Advances made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Loan Agreement.

          The Borrower agrees to pay all the Lender's costs of collection and enforcement (including attorneys' fees and disbursements of Lender's counsel) in respect of this Note when incurred, including, without limitation, attorneys' fees through appellate proceedings.

          Notwithstanding the pledge of the Collateral, the Borrower hereby acknowledges, admits and agrees that the Borrower's obligations under this Note are recourse obligations of the Borrowers to which the Borrowers pledge their full faith and credit.

          The Borrower, and any indorsers hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender's remedies against the Borrower or any other party liable hereon or against any Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrower, even if the Borrower are not a party to such agreement; provided, however, that the Lender and the Borrower, by written agreement between them, may affect the liability of the Borrower.

          Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Loan Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Note.

          The Borrower hereby acknowledges and agrees that it will be liable to the Lender for all representations, warranties, covenants and liabilities of the Borrower hereunder.

          Any enforcement action relating to this Note may be brought by motion for summary judgment in lieu of a complaint pursuant to Section 3213 of the New York Civil Practice Law and Rules.

          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS NOTE) WHOSE LAWS THE BORROWER EXPRESSLY ELECT TO APPLY TO THIS NOTE. THE BORROWER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS NOTE MAY BE COMMENCED IN THE SUPREME COURT OF THE STATE OF NEW YORK, BOROUGH OF MANHATTAN, OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK. THE BORROWER HEREBY SUBMITS TO NEW YORK JURISDICTION WITH RESPECT TO ANY ACTION BROUGHT WITH RESPECT TO THIS NOTE AND WAIVES ANY RIGHT WITH RESPECT TO THE DOCTRINE OF FORUM NON CONVENIENS WITH RESPECT TO SUCH TRANSACTIONS.

                                        HANOVER CAPITAL MORTGAGE HOLDINGS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------